Exhibit 10.27

(incorrectly  titled  "Amendment  No. 3 in 10-K for the year ended  December 31,
2002)


                        CALIFORNIA WATER SERVICE COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                 AMENDMENT NO. 2

         WHEREAS, California Water Service Company (the "Company") maintains the California Water Service Company Supplemental Executive Retirement Plan (the "Plan"), for the benefit of a select group of the company's management and highly compensated employees;


         WHEREAS, the Board of Directors has amended the Plan to decrease the number of years required for full vesting in the Plan from 35 years to 15 years;


         NOW, THEREFORE, effective as of January 1, 2003, the Plan is hereby amended as follows:

         3. The table in Section 5.1(a) of the Plan used to determine participants' "Normal Retirement Benefits" under the Plan is restated to read as follows:


                  Years of Service          Percentage
                  ----------------          ----------
                         5                    20.00%
                         6                    24.00
                         7                    28.00
                         8                    32.00
                         9                    36.00
                         10                   40.00
                         11                   44.00
                         12                   48.00
                         13                   52.00
                         14                   56.00
                         15                   60.00

         IN WITNESS WHEREOF, to record the adoption of this Amendment No. 2, the Company has caused it to be executed this 4th day of April , 2003


CALIFORNIA WATER SERVICE COMPANY, A CALIFORNIA CORPORATION

By:   /s/ Richard Nye                     By:    /s/ Christine McFarlane
--------------------------------          --------------------------------------
          Richard Nye                                Christine McFarlane
Title:  Vice President, CFO               Title: Vice President, Human Resources